Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Orbital Energy Group, Inc. (the ‘‘Company’’), on Form 10-K for the period ended December 31, 2021, I hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the annual report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

By:/s/	James F. O'Neil	March 31, 2022

James F. O'Neil
Chief Executive Officer/Principal Executive Officer/Director